UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 1, 2009

TRILLIANT EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138332	20-0936313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0001378948
(Central Index Key Classification)

545 Eighth Avenue, Suite 401
New York, NY 10018
(Address of principal executive offices, including zip code)

212-560-5195
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01                      Entry Into a Material Definitive Agreement
Item 9.01                      Financial Statements and Exhibits

Item 1.01    Entry into a Material Definitive Agreement

On July 1, 2009, pursuant to a Stock Purchase Agreement (“SPA”), which is attached to this Current Report on Form 8-K as Exhibit 10.1, the Company purchased 799 of the 800 shares of outstanding capital stock of Compania Minera Ayapambagold S.A. (“Ayapamba”) from William Magers at a purchase price of $799 U.S. Dollars.

Ayapamba is a company organized and existing under the laws of Ecuador and has no assets and no substantial operations.

Item 9.01    Financial Statements and Exhibits

10.1           Stock Purchase Agreement between Trilliant Exploration Corp and William Magers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLIANT EXPLORATION CORPORATION

Date: July 8, 2009	/s/ William R. Lieberman
William R. Lieberman, President